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                                                                    Exhibit 99.2

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mary M. Kabacinski, Executive Vice President and Chief Financial Officer of School Specialty, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the knowledge of the undersigned:

     1. The Annual Report on Form 10-K for the fiscal year ended April 26, 2003 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of School Specialty, Inc.

Date: July 9, 2003



                                           /s/ Mary M. Kabacinski
                                           ----------------------------------
                                           Mary M. Kabacinski
                                           Executive Vice President and
                                           Chief Financial Officer

This certification accompanies this Annual report on Form 10-K pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by School Specialty, Inc. for purposes of Securities Exchange Act of 1934. A signed original of this written statement has been provided to School Specialty, Inc. and will be retained by School Specialty, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.